

InfuSystem®

SAFE. SMART. TRUSTED.℠

Enabling Continuity of Care for Patients, From the Clinic to Their Home

Investor Presentation

March 2021 I (NYSE American: INFU)

Forward-Looking Statement / Non-GAAP Measures

Forward-Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring items that are not part of the normal course of business and that the Company's management does not believe it will have similar comparable year-over-year items.
A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation.

Investment Highlights

Enterprise Value* **$488M**

Market Cap* **$450M**

Shares Out **20.3M**

2020 Revenue **$97.4M**, Up 20% y/y

2021 Revenue Guidance **$107-$110M**

Double-digit growth through two proven business platforms: Durable Medical Equipment (DME) and Integrated Therapy Services (ITS)

Providing best-in-class durable medical equipment and patient services facilitating clinic-to-home care

$10B North American Home DME market; growth driven by medical innovation, an aging population, need to manage health care costs and increased patient comfort

Gaining market share by delivering *"the last-mile solution"* for health care providers, DME manufacturers, patients and health plans

Strategy to continue leveraging DME and ITS platforms by entering new multibillion-dollar therapy markets

*Market data as of 3/22/21

Focus, Scale and Experience

- Leading North American provider of equipment and services with **100K+ device fleet**
- **34-year history,** perfected model in Oncology and now expanding into multiple therapies
- **Six major service areas** in the U.S. and Canada with nearly 300 employees
- National scale, serving **8 out of 10 top hospitals nationwide***
- Third-party payer contracts covering **nearly 95% of the U.S. population,** providing solutions to **6,500+ sites of care**
- Infrastructure and services are **device agnostic and scalable** to support multiple therapies
- **High ROI** on capital investments; we purchase equipment only when new business is being onboarded, our sales force is highly scalable, and we have no R&D expense

*Source: *U.S. News & World Report*, Best Hospitals. July 2019

Two Proven Business Platforms

Growth Driven by Market Share Gains and New Therapy Opportunities


ITS $61.1M (63%)
Total 2020 Revenue: $97.4 Million
DME $36.3M (37%)
SALES BY SEGMENT

INTEGRATED THERAPY SERVICES (ITS)
Facilitate outpatient care for patients requiring therapy utilizing durable medical equipment

DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES
Equipment and consumable sales/lease to hospitals, clinics and home infusion providers

Well-Diversified & Strategic Payer Relationships

Percentage of Cash Collected by Payer 2019


Private Pay: **2.4%**
Medicare and Medicaid CMS: **1.1%**
~ **6,500** Direct Pay Hospital and Alternate Site Customers
Hospital/Alternate Site Direct Pay: **48.8%**
Commercial Payer: **47.7%** No Single Payer Greater Than **10.9%**

DME Platform

Traditional Medical Distribution, Lower-Margin, High-Turn Model

Source Devices



Device Repair & Maintenance

Medical Device

Direct Payer Model

Sale/Lease to Hospitals & Clinics



Supply Consumables to Hospitals & Clinics

- Pump rentals and VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical service and repair
- Direct payer model: INFU is paid directly by the hospital/clinic/homecare provider

ITS Platform

Unique and Scalable, High-Margin, High-Service Model


Device Logistics
Clinical Support/ Case Management
Medical Device
Third-Party Payer Model
Device Repair & Maintenance
Revenue Cycle Management

- Supply medical equipment and proprietary consumables for outpatient care
- Hospital, clinician and patient customer service
- Third-party payer model: INFU is paid by the patient's medical insurance provider

Competitive Advantages

Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network

Clinical Care
InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards.

Patient Safety
InfuSystem Mobile is the only patient app facilitating two-way patient and clinical team communication to maintain peace of mind.

Quality Control
ISO 9001 Certified and CHAP Certified.


Patient
Wellness

Scalability
Over 6,500 customers — complete coverage of North America.

Biomedical Services
World-class biomedical service group at all six facilities.

Payer Contracts
Participating in-network provider with nearly 675 health insurance plans covering 95% of the U.S. population.

Centralized Billing Solution
Dedicated revenue cycle management team of 60 experts.

"The patient is at the center of everything we do."

Growth Strategy of ITS Platform

Adding New High-Margin Therapy Segments


Evaluation
Go-to-Market Strategy
Launch
Growth/Traction
Established
Oncology
Pain Management
Negative Pressure Wound Therapy
Future Therapies

- Highly scalable infrastructure allows us to add new therapies with minimal expense
- Currently evaluating multiple therapies through partnership and acquisition with multibillion-dollar TAM
- Leverage recognized core competencies to gain and sustain therapy leadership


$97.4 million 2020 revenue
Over $900 million current realizable opportunities
Potential future therapy segments

Highly Scalable Existing Infrastructure

Foundation Built In Oncology: Leverage It Multiple Times (Pain, NPWT, Future Therapies)

New Therapies Can Be Added With Minimal Incremental Expense

Oncology
Pain Management
NPWT
Future Therapies

Offices and Logistics

- Full North American Coverage (MI, KS, CA, MA, Toronto)

Sales and Marketing

- Territories with overlapping coverage and incentive for new therapies
- Minimal incremental FTE additions for Pain and NPWT

Revenue Cycle Team/ Case Management

- Automated systems and greatly improved productivity
- Existing payer relationships are a key competitive advantage

34 Years of Experience, Know-How, and Reputation for Excellence

- Critical mass with focus on best-in-class services
- Device and therapy-agnostic logistics, service, billing model
- Device manufacturer relationships offer future opportunities

ITS Model: Platform Proven in Oncology

InfuSystem ITS Value Proposition



Opportunity: Oncology Home Treatment
- Large capital expense for clinics in addition to maintenance and nightly triage
- Reduced staff available to help patients with infusion pump questions and billing

Solution: Outpatient Treatment
- Infusion devices fleet, inventoried and ready for distribution
- Patient maintains quality of life (work, events, family, rest in their own home)
- Clinics maintain control of patient care and medication
- Increased patient satisfaction

Delivery: InfuSystem ITS
- Oncology market leader with over 2,100 sites of care
- Changed paradigm of care for patients, providers and payers
- Mitigates risk, management and maintenance of infusion pumps
- Reduces clinician and staff workload to allow greater focus on patient care
- Manages medical billing and reimbursement process
- Case managers provide pump education, billing assistance and additional 24/7 care

Fourth Quarter Financial Results



Net Revenue
2020
$24.7M
2019
$21.7M
Net Income
2020
$10.7M
2019
$0.8M
AEBITDA[1]
2020
$6.2M
2019
$5.4M
Op Cash Flow
2020
$7.6M
2019
$4.3M

(1) See Appendix A.

InfuSystem
SAFE. SMART. TRUSTED.

Full Year Financial Results

Net Revenue	2020	$97.4M
	2019	$81.1M
Net Income (loss)	2020	$17.3M
	2019	$1.4M
AEBITDA[(1)]	2020	$26.2M
	2019	$18.2M
Op Cash Flow	2020	$20.3M
	2019	$13.9M

(1) See Appendix A.

Financial Trend & Current 2021 Guidance


Net Revenues(1) & AEBITDA(2)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Revenue ($Millions)
$30
$25
$20
$15
$10
$5
$0
AEBITDA ($ Millions)
$65.5
$67.1
$81.1
$97.4
$107.0 - $110.0
$11.7
$13.8
$18.2
$26.2
$29.0 – $30.0
2017A
2018A
2019A
2020A
2021E
Annual Net Revenue
Annual AEBITDA

Notes:
1. 2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.
2. See Appendix A.

InfuSystem
SAFE. SMART. TRUSTED.

Financial Trend & Current Targets

Cash Flows From Operations



$24.0
$22.5
$21.0
$19.5
$18.0
$16.5
$15.0
$13.5
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
($ Millions)
24.5%
23.0%
21.5%
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
% of Net Revenue
$7.7
$11.4
$13.9
$20.3
$21.0 - $23.0
2017A
2018A
2019A
2020A
2021E
Annual Cash Flows From Operations
Annual % of Pro Forma Net Revenue

InfuSystem
SAFE. SMART. TRUSTED.

Recent Accomplishments & Corporate Priorities

- [x] Dominant market share and sales increases in oncology home therapy market — *Late 2018/2019*
- [x] Proactive patient engagement initiative launched to improve revenue cycle management — *Q1 2020*
- [x] Entered negative pressure wound therapy market with partner, Cardinal Health — *February 2020*
- [x] Continue to execute despite external forces and conditions — *2020*
- [x] Raised annual revenue, adjusted EBITDA and operating cash flow targets — *November 2020*

- [ ] Continue steady growth in oncology business with new customers and treatments
- [ ] Expand Pain Management and NPWT market share
- [ ] Announce new contracts with health plans and health care systems
- [ ] Enter into new partnerships to develop additional ITS therapy markets
- [ ] Continue to drive improved operational efficiencies and margin expansion



Richard DiIorio
Chief Executive Officer & Director
Joined InfuSystem: 2004



Barry Steele – Executive Vice President
& Chief Financial Officer
Joined InfuSystem: 2020



Carrie Lachance, BSN, RN, CRNI – President
& Chief Operating Officer
Joined InfuSystem: 2010

Executive Team

Seasoned Industry Experience, Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting & High-Tech



Jeannine Lombardi Sheehan – Executive Vice President & Chief Administrative Officer
Joined InfuSystem: 2019



Tom Ruiz – Executive Vice President
& Chief Commercial Officer
Joined InfuSystem: 2010

InfuSystem
SAFE. SMART. TRUSTED.

Summary

- **Two proven platforms** that enable the delivery of patient care from the clinic into the home, driving double-digit revenue, cash flow growth and accelerating profit
- **Market opportunities** driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors
- **Gaining share** in a growing market by providing best-in-class products and patient services
- **Sustainable competitive advantages** by serving multiple stakeholders on a national scale
- **Strategy to add new therapies** leveraging existing platforms; providing a low cost of entry due to increased utilization of current infrastructure


InfuSystem

InfuSystem

SAFE. SMART. TRUSTED.

Questions & Answers


InfuSystem

Appendix A –

GAAP to NON-GAAP Reconciliation

NET INCOME (LOSS) TO ADJUSTED EBITDA:

(in thousands)	Twelve Months Ended December 31, 2017	2018	2019	2020	Three Months Ended December 31, 2019	2020
GAAP net income (loss)	(20,707)	(1,095)	1,361	17,332	805	10,670
Adjustments:						
Interest expense	1,332	1,420	1,904	1,255	468	237
Income tax provision (benefit)	15,450	53	163	(9,789)	12	(9,881)
Depreciation	6,963	6,659	7,940	9,740	2,213	2,473
Asset impairment	993	-	-	-	-	-
Amortization	5,560	4,649	4,402	4,285	1,076	1,060
Non-GAAP EBITDA	**$ 9,591**	**$ 11,686**	**$ 15,770**	**$ 22,823**	**$ 4,574**	**$ 4,559**
Stock compensation costs	682	957	997	2,610	217	1,388
ASC 842 accounting principle change	-	-	252	-	72	-
Office move expenses	-	-	258	17	216	-
Restatement costs	28	-	-	-	-	-
Early termination fees for capital leases	292	98	190	-	-	-
Exited facility costs	-	44	-	-	-	-
Management reorganization/transition costs	737	250	76	521	24	116
Fees to integrate business of other provider	-	-	163	-	11	-
Contested proxy and other shareholder costs	200	251	23	30	-	-
Certain other non-recurring costs	160	476	491	220	296	97
Non-GAAP Adjusted EBITDA	**$ 11,690**	**$ 13,762**	**$ 18,220**	**$ 26,221**	**$ 5,410**	**$ 6,160**

Appendix B –

Select Balance Sheet Data

	December 31, 2019	December 31, 2020
	(In Thousands, Except Share Data)	
Cash and Cash Equivalents	$ 2,647	$ 9,648
Available Liquidity [1]	21,258	19,685
Working Capital, Less Cash & Debt	2,893	6,549
Medical Equipment, Net	33,225	35,611
Total Assets	79,224	96,991
Total Debt	38,377	38,801
Total Liabilities	56,890	56,235
Total Stockholders' Equity	22,334	40,752
Outstanding Shares	19,882	20,298

(1) Calculated as cash plus borrowing availability under revolving bank loans and other open borrowing commitments.